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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                               (Amendment No. 1)


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 19, 2008


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This amended Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K dated February 21, 2008, filed by Nordstrom, Inc. (the "Company") with the Securities and Exchange Commission on February 22, 2008 relating to compensatory arrangements of the Company's five Named Executive Officers as set forth in the Company's proxy statement dated April 12, 2007 (the "NEOs"). At the time of filing of the Form 8-K, the exercise price, the number of stock options and the number of performance share units ("PSUs") awarded were not available as the awards were granted with a later effective date and pursuant to an established formula. This amended Current Report on Form 8-K/A is being filed to provide this information.

As previously reported in the Form 8-K, on February 19, 2008 the Company's Compensation Committee awarded stock option grants, effective February 28, 2008, to the Company's five NEOs. The exercise price of these stock options was $38.02, the fair market value of the Company's common stock on February 28, 2008. The number of stock options awarded to each of the NEOs is provided in the table below. Also, as previously reported in the Form 8-K, on February 19, 2008 the Compensation Committee awarded PSUs to the Company's five NEOs. The number of PSUs awarded to each of the NEOs is also provided in the table below.


                              2008                    2008
Named Executive               Stock Options           PSUs
Officer                       Awarded                 Awarded
-------------------------------------------------------------------------

Blake W. Nordstrom
President                     51,847                  9,236

Peter E. Nordstrom
EVP and President,
Merchandising                 48,144                  8,576

Erik B. Nordstrom
EVP and President,
Stores                        48,144                  8,576

Michael G. Koppel
EVP and Chief
Financial Officer             35,553                  6,333

Daniel F. Little
EVP and Chief
Administrative Officer        31,108                  5,541








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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Lisa G. Iglesias
                                                -----------------------
                                                Lisa G. Iglesias
                                                Executive Vice President,
                                                General Counsel and Corporate
                                                Secretary

Dated: March 10, 2008